UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
---------------------------

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 3, 2005

SECURED DIGITAL APPLICATIONS, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-25658	84-1357927
(State or other jurisdiction	(Commission	(IRS Employment
of incorporation)	File Number)	Identification No.)

11 Jalan 51A/223 46100 Petaling Jaya, Selangor, Malaysia
(Address of principal executive offices) (ZIP Code)

Registrant's telephone number, including area code: 011 (603) 7956 7026

______________________________________________
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Director

On October 29, 2005, Mark Deschaine, an outside director and one of the members of the company's audit committee, tendered his resignation from the Board of Directors for personal reasons. The resignation was effective October 31, 2005.

Section 9 - Financial Statements and Exhibits
Item 9.01.    Financial Statements and Exhibits

(c)	Exhibits
99.1	Resignation letter of October 29, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SECURED DIGITAL APPLICATIONS, INC.

By:	/s/ Patrick Soon-Hock Lim
Name: Patrick Soon-Hock Lim
Title: Chairman & Chief Executive Officer

Date: November 3, 2005